BCT SUBSIDIARY INC.


        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. The Corporation will also furnish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation's capital stock. Such requests may be made to the Corporation or the transfer agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM    -as tenants in common              UNIF GIFT MIN ACT-      Custodian
    TEN ENT    -as tenants by the entireness                     (Cust)                (Minor)
    JT TEN     -as joint tenants with right of                   under Uniform Gifts to Minors Act
                 survivorship and not as tenants
                 in common                                       ___________________________
                                                                            (State)

  Additional abbreviations may also be used through not in the above list.

 For value received, ___________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

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        PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
           INCLUDING POSTAL ZIP CODE OF ASSIGNEE
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_______________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said Stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated:  ________________________


                                         --------------------------------------
                                         Signature
                                          NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH
                                         THE NAME AS WRITTEN UPON THE FACE
                                         OF THE CERTIFICATE IN EVERY
                                         PARTICULAR, WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE
                                         WHATEVER.




COMMON STOCK

        PAR VALUE $.01                                     Shares

INCORPORATED UNDER THE LAWS
      OF THE STATE OF MARYLAND                              THIS CERTIFICATE
                                                           IS TRANSFERABLE IN
                                                           BOSTON, MA OR IN
                                                            NEW YORK, NY
                                                           CUSIP ____________
                                                        SEE REVERSE FOR CERTAIN
                                                          DEFINITIONS


                                         BCT SUBSIDIARY INC.

THIS CERTIFIES THAT




IS THE OWNER OF

        FULL PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
BCT Subsidiary Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, such as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


        DATED


               SECRETARY                 PRESIDENT


        COUNTERSIGNED AND REGISTERED
           STATE STREET BANK and
               TRUST COMPANY
                  BOSTON
                        TRANSFER AGENT
                        AND REGISTRAR
               AUTHORIZED SIGNATURE